UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: September 15, 2015
(Date of earliest event reported)

STELLAR BIOTECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-54598	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

332 E. Scott Street
Port Hueneme, California 93041
(Address of principal executive offices) (Zip Code)

(805) 488-2800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On September 15, 2015, Stellar Biotechnologies, Inc. (the “Company”) issued a press release providing an update to the Company’s application to list its common shares on The NASDAQ Capital Market (the “NASDAQ Listing”) and announcing a special meeting of shareholders of the Company to consider an amendment to the Company’s Articles (bylaws) to amend certain corporate governance requirements in connection with the NASDAQ Listing.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information

The Company intends to file a preliminary proxy statement on Schedule 14A and proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a proposed solicitation by the Company for the special meeting of the Company’s shareholders (the “Special Meeting Solicitation”). Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and proxy card to each shareholder entitled to vote at the special meeting of shareholders relating to the proposed amendment to the Company’s Articles. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING.

When filed, these documents, including any proxy solicitation statement (and amendments or supplements thereto) and other documents filed by the Company with the SEC, will be available for no charge at the SEC’s website at http://ww.sec.gov and at the investor relations section of the Company’s website at http://www.stellarbiotechnologies.com. Copies may also be obtained by contacting the Company’s Secretary by mail at 332 E. Scott Street, Port Hueneme, California 93041, or by telephone at 805-488-2800.

Certain Information Regarding Participants

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Special Meeting Solicitation. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for the 2015 Annual Meeting of Shareholders (the “2015 Proxy Statement”), filed with the SEC on January 13, 2015. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2015 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in the Company’s Annual Report on Form 10-K for the year ended August 31, 2014, as amended, initially filed with the SEC on November 14, 2014, and in the Company’s latest Quarterly Report on Form 10-Q.\

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Report.

Exhibit No.	Description

99.1	Press release dated September 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellar Biotechnologies, Inc.

Date: September 15, 2015	By: /s/ Kathi Niffenegger
Name: Kathi Niffenegger
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated September 15, 2015.